SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 1, 2018.

MFS® Lifetime® Income Fund

Effective immediately, the last sentence in the first paragraph of the sub-section entitled "Fees and Expenses" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Expenses have been adjusted to reflect current fee arrangements.

Effective immediately, the following is added just after the table in the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":
As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:
Specialty Funds:	4.0%
MFS Commodity Strategy Fund	2.0%
MFS Global Real Estate Fund	2.0%
All percentages are rounded to the nearest tenth of a percent.

Effective immediately, the following is added just after the second table in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks":
Following is the list of the Specialty Funds and what their approximate associated target weightings are expected be as of April 1, 2018:
Specialty Funds:	4.0%
MFS Commodity Strategy Fund	2.0%
MFS Global Real Estate Fund	2.0%
All percentages are rounded to the nearest tenth of a percent.
Effective March 29, 2018, the section entitled "MFS Absolute Return Fund" under the main heading "Appendix B – Description of Underlying Funds" is deleted in its entirety.
Effective immediately, the following sentence is added to the first paragraph in the sub-section entitled "Principal Investment Strategies" under the sub-section entitled "MFS Government Securities Fund" under the main heading entitled "Appendix B – Description of Underlying Funds":
MFS may also invest the fund's assets in other debt instruments.

1033126                                1                                    LRT-SUP-I-020118